UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

EAGLE MATERIALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Yours Vote Counts
EAGLE MATERIALS INC
2021 Annual Meeting
Vote by August 02, 2021
11:59 PM ET
EAGLE MATERIALS INC
5960 BERKSHIRE LANE, SUITE 900
DALLAS, TX 75225
You invested in EAGLE MATERIALS INC and it’s time to vote
You have the right to vote on proposals being at the Annual Meeting. This is an importance notice regarding the Availability of proxy material for the stockholder meeting to be held on August 03, 2021.
Get informed before you vote
View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to july 20, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send and email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject Line, Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users point your camera here and vote without entering a control number
Vote in person at the Meeting*
August 03, 2021
8:00 AM CDT
Hilton Dallas Park Cities
5954 Luther Lane
Dallas, Texas 75225
*please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board recommends
1. Election of Directors Nominees:
1a. F william Barnett
1b. Richard Beckwitt
1c. Ed H. Bowman
1d. Michael R. Haack
2. Advisory resolution regarding the compensation of our named executive officers.
3. To approve the expected appointment of Ernst & Young LLP as independent auditors for fiscal year 2022. For
NOTE: THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). iF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED THIS PROXY WILL VOTE IN THEIR DISCRETION. BY EXECUTING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES PRIOR PROXIES RELATING TO THE MEETING.
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